Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
February 28, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               7.0188%



        Excess Protection Level
          3 Month Average   4.87%
            February, 1997   5.37%
            January, 1997   3.78%
            December, 1996   5.48%


        Cash Yield                                  16.84%


        Investor Charge Offs                         4.37%


        Base Rate                                    7.10%


        Over 35 Day Delinquency                      4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $25,119,592,718.23


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,129,965,199.74